
20Cube

Evo Acquisition Corp. (NASDAQ: EVOJ) is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses in any stage of its corporate evolution or in any industry or sector, with an intention to focus on companies in the technology and financial sectors, including firms with a nexus to Japan.

Target Acquisition

20Cube Logistics is a software-enabled international supply chain orchestrator from purchase order (PO) to point of delivery (POD) utilizing a technology driven, proven proprietary system. The Company is able to provide customers with real-time visibility and adaptability by utilizing a sophisticated workflow plus control tower based approach that has a 10-year track record of performance. 20Cube has over 600 employees in 60+ locations in Asia, Australia and East Africa.

At a Glance[1]

$163M
FY2022 Total Revenue

73%
FY2022 Revenue Growth

8%
FY2022 Adjusted EBITDA Margin

32%
2022 ROCE

60+
Locations[2]

600+
Employees

5,400+
Web API's

Investment Highlights

Fast-Growing Proven Tech-Enabled Logistics Player

- Entered robust growth stage with 10-year track record of performance and proven platform optimizing supply chain processes
- Established global player in key markets with presence in Asia, Australia and East Africa
- API-driven software drives cost efficiency for logistics, disrupting a vital and massive $653 billion as of 2021[3] mission critical total addressable market
- Scalable operating model delivers best in class financial ratios and high growth — and provides a superior customer experience
- Provides a proprietary, proven, technology driven, integrated, end-to-end workflow system
  - Collaborative real-time logistics
  - Developed software platform - 3rd Generation Framework supported by 70+ in-house engineers
  - Prompt, consistent and cost-effective multi-channel data exchange that ensures data quality at source
  - Single source for comprehensive logistics reporting
  - Workflows deliver data quality and process efficiency all the way through to the last mile
- Proven, efficient go-to-market strategy with strong economies of scale and network effects
- Significant scale-up leveraging strong operational efficiencies and identified potential targets
- Rapidly increasing revenue with profitable growth and healthy EBITDA margins
- Acquisition will accelerate growth with increased working capital for sales & marketing, M&A and technology budget
- Industry veterans from top supply chain / logistics companies

Extensive, Growing Customer Base[4]

664+	53%	$34.6M
Total Customers[5]	Customer base growth FY2021A vs. FY2022UA[6]	New customer revenue[7]

Selected Customers

L M ERICSSON Bangladesh Ltd.	B/S/H/ Household Appliances Manufacturing Pvt. Ltd.	BMW India Pvt. Ltd.	VOLTAS Ltd.
GLENCORE Australia Holdings Pvt. Ltd	KIA MOTORS India Pvt. Ltd.	IKEA Supply AG	ORICA Australia Pty. Ltd.
MITSUBISHI ELECTRIC Australia Pty. Ltd.	EXXON MOBILE Lubricants Pvt. Ltd.	SPOTLIGHT Pty. Ltd.	PPG ASIANPAINTS Pvt. Ltd.

Evo Acquisition Corp.
10 Stateline Road
Crystal Bay, NV 89402
www.evospac.com

20Cube Logistics
www.20cube.com

Investor Relations Contact
Chris Tyson
Executive Vice President
MZ North America
Main: 949-491-8235
EVOJ@mzgroup.us

(1) All operational metrics of the Company included in this page are as of the Company's fiscal year ended March 31, 2022UA. (2) Includes offices and warehouses. (3) Includes global freight forwarding and global warehousing and storage markets; Sources: 20Cube management estimates based on Statista and IMARC Group 2021 data points from 2021 reports. (4) "Customers" include only those customers whose dollar transaction value with the Company in a single fiscal year exceeds $15,000. (5) Total Customers as of April 2022. (6) Customer base growth refers to increase in the number of customers between FY2021A and FY2022UA. (7) New customer revenue refers to revenue generated from new customers in FY2022UA

Transaction Structure

- Pro Forma Enterprise Value of $339m, representing a transaction multiple of 1.5x FY2024F Revenue and 14.5x FY2024F Adjusted EBITDA
- $45m in targeted convertible note and equity PIPE commitments[1]
- ~$20m cash to balance sheet for continued growth of combined company through both organic expansion & acquisitions[1][2]
- 20Cube existing shareholders and management will own ~81% of the pro forma combined company
- Evo Sponsor shares and 20Cube management shares subject to lock-up with certain early release provisions for 20Cube shares

Pro-forma Valuation
USD millions, except per share values

Illustrative Share Price	$10.00
Pro-forma Shares Outstanding[2][3]	32
Total Common Equity Value[3]	**$322**
Convertible Unsecured Notes	20
Pro Forma Net Debt[4] (ex. Convertible Notes)	(3)
Pro-Forma Enterprise Value	**$339**

Transaction Sources (USD millions)	
20Cube Rollover Equity[1]	$260
SPAC Cash in Trust[2]	10
Est. Convertible Notes Proceeds	20
Est. Common Equity PIPE Proceeds	25
Total Sources	**$315**

Illustrative Pro-forma Ownership



7.8%
8.4%
3.0%
80.8%
Target Shareholders
SPAC Public Shareholders
Sponsor Shares
Common Equity PIPE Shares

Transaction Uses (USD millions)	
20Cube Rollover Equity	$260
Cash to Repay Existing Debt	18
Cash to Pro Forma Balance Sheet	20
Estimated Transaction Costs	16
Total Uses	**$315**

Note: Management estimates. The Company's fiscal year ends March 31st. (1) There is an existing term sheet for $20m of convertible note proceeds with Evo, subject only to final negotiation. (2) Assumes 92% redemption rate for SPAC investors in connection with the business. (3) Pro forma share count includes 2.7m founder shares. Excludes warrants (both public & private). (4) Assumes Company's existing cash and cash equivalents balance of $3.7m as of November 30, FY2023 and $14.0m of working capital related debt and finance leases expected to be outstanding following the close of the business combination.

Financial Projections

	Historical			Forecast[1]	
	2020A	2021A	2022UA	2023F	2024F
Total Revenue	**$72.9**	**$94.6**	**$163.4**	**$170.9**	**$225.6**
Net Revenue	**$19.8**	**$22.7**	**$31.5**	**$37.6**	**$48.5**
Margin %	*27.1%*	*24.0%*	*19.3%*	*22.0%*	*21.5%*
Total SG&A	$10.9	$12.5	$19.0	$19.4	$23.6
Adjusted EBITDA[2]	**$9.4**	**$11.0**	**$12.9**	**$18.2**	**$25.4**
Adj. EBITDA Margin %	*12.9%*	*11.6%*	*7.9%*	*10.7%*	*10.4%*

Note: Company fiscal year ending March 31st. (1) Includes both organic and inorganic growth in the forecasted period 2023F-2024F. (2) For a reconciliation of Net Income (Loss) to Adjusted EBITDA refer to Appendix page 39 of the investor presentation contained in the Current Report on Form 8-K filed by Evo with the Securities and Exchange Commission ("SEC") and available at www.sec.gov.

Management Team



Mahesh Niruttan
Founder & CEO

- 35+ years of experience logistics, strategic planning, shipping line management, and finance
- Previously served at Hayley's Group of Companies and Agility Logistics as a successful executive
- Fellow membership with The Chartered Institute of Management Accountants in the UK and an MBA from the University of Sri Jayewardenepura



Anand Seetharaman
Co-Founder & CFO

- 33+ years of leadership experience building high performing teams
- Previously served in Agility Logistics and various companies of Godrej Group
- Chartered Accountant & Cost Accountant, executive program in HR from the U. of Michigan and a Mgmt. Dev. Program from Indian Institute of Mgmt.



John McNally
CEO, Australia

- 30+ years of experience in the freight forwarding and distribution industry
- Instrumental in assisting companies with delivering products globally through supply chain solutions, ensuring cross border requirements are seamlessly met
- Numerous roles including Pres. of Customs Brokers & Forwarders Council Of Australia (CBFCA) Queensland

Forward-Looking Statements

All statements other than statements of historical facts contained in this Profile are forward- looking statements. Forward-looking statements may generally be identified by the use of words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "project," "forecast," "predict," "potential," "seem," "seek," "future," "outlook," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity and market share. In addition, statements contained in this Profile related to the product and service features, characteristics and performance of 20Cube's products and services are forward-looking statements. These statements are based on management's current estimations and analysis, are subject to various assumptions, whether or not identified in this Profile, reflect the current expectations of 20Cube's management as of the date of this Profile and are not predictions of actual product features, characteristics or performance.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions and such differences may be material. Many actual events and circumstances are beyond the control of 20Cube and Evo. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination or that the approval of the stockholders of Evo or the shareholders of 20Cube is not obtained; failure to realize the anticipated benefits of the Proposed Business Combination; risks relating to the uncertainty of the projected financial information with respect to 20Cube; risks related to the rollout of 20Cube's business and the timing of expected business milestones; the effects of competition on 20Cube's business; the amount of redemption requests made by Evo's public stockholders; the ability of Evo or the combined company to issue equity or equity-linked securities in connection with the Proposed Business Combination or in the future; and those factors discussed in Evo's Annual Report on Form 10-K filed with the SEC on March 28, 2022 under the heading "Risk Factors" and other documents of Evo or Pubco filed, or to be filed, with the SEC. You should also carefully consider the risks and uncertainties described in the "Risk Factors" section of the proxy statement/prospectus on Form F-4 relating to the Proposed Business Combination, which is expected to be filed with the SEC, and other documents filed from time to time with the SEC, as well as the summary of risk factors in the Appendix. These filings identify and address other important risks and uncertainties that could cause actual events and results to diverge materially from those contained in the forward-looking statements. If any of these risks materialize or Evo's or 20Cube's assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Evo nor 20Cube presently know or that Evo and 20Cube currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

In addition, forward-looking statements reflect 20Cube's expectations, plans or forecasts of future events and views as of the date of this Profile. Evo and 20Cube anticipate that subsequent events and developments will cause Evo's and 20Cube's assessments to change. It is not possible to predict all risks, nor assess the impact of all factors on the Company's business or the extent to which any factor, or combination of factors, may cause the Company's actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial condition. In addition, the analyses of the Company and Evo contained herein are not, and do not purport to be, appraisals or the securities, assets or business of the Company, Evo or any other entity. While Evo and 20Cube may elect to update these forward-looking statements at some point in the future, Evo and 20Cube specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Evo's and 20Cube's assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Important Information About the Business Combination and Where to Find It

This profile relates to a proposed Transaction between Evo and 20Cube. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the Transaction described herein, Evo and Pubco intend to file relevant materials with the SEC, including a registration statement to be filed by Pubco on Form F-4, which will include a proxy statement/prospectus. **Security holders are encouraged to carefully review such information, including the risk factors and other disclosures therein.** The proxy statement/prospectus will be sent to all shareholders of Evo and 20Cube. Evo and Pubco will also file other documents regarding the proposed Transaction with the SEC. **Before making any voting or investment decision, investors and security holders of Evo and 20Cube are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed Transaction.**

Once available, shareholders will also be able to obtain a copy of the Form F-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: EVOJ@mzgroup.us. The preliminary and definitive proxy statement/prospectus, once available, and other materials filed with the SEC, can also be obtained, without charge, at the SEC's website (www.sec.gov).

Financial Information; Non-IFRS Financial Measures

The historical financial data included in this Profile has been derived based on the Company's financial statements for the fiscal years ended March 31, 2020 and 2021, which were prepared and audited in accordance with Singapore Financial Reporting (International) Standards, or SFRS(I). Financial statements for the fiscal year ended March 31, 2021 and 2022 remain subject to PCAOB audit, further review, adjustments and updates.

Financial information and data contained in this Profile does not conform to Regulation S-X under the Securities Act. Such information and data may not be included in, may be adjusted in or may be presented differently in any proxy statement/prospectus or registration statement to be filed by Pubco with the SEC, and such differences may be material. In particular, all 20Cube and combined company projected financial information included herein is preliminary and is subject to risks and uncertainties. Any variation in 20Cube's or the combined company's actual results and the projected financial information included herein may be material.

This Profile also includes references to non- IFRS financial measures. Such non-IFRS measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with IFRS. 20Cube and Evo believe that the use of these Non-IFRS Financial measures provide an additional tool for investors to use in evaluating historical or projected operating results and trends in and in comparing 20Cube's financial measures with other similar companies, many of which may present similar non-IFRS financial measures to investors.

Management does not consider these non-IFRS measures in isolation or as an alternative to financial measures determined in accordance with IFRS. The principal limitation of these non-IFRS financial measures is that they reflect the exercise of judgments by management about which expense and revenue items are excluded or included in determining these non-IFRS financial measures. In order to compensate for these limitations, management presents historical non-IFRS financial measures in connection with IFRS results in the Appendix. However, not all of the information necessary for a quantitative reconciliation of the forward-looking non-IFRS financial measures to the most directly comparable IFRS financial measures is available without unreasonable efforts at this time. See the Appendix for an explanation of how the Company calculates Adjusted EBITDA and certain other financial measures.

No Offer or Solicitation

This Presentation does not constitute an offer or invitation for the sale or purchase of securities, assets or business described herein or a commitment to the Company or Evo with respect to any of the foregoing, and this Presentation shall not form the basis of any contract. The Company and Evo expressly reserve the right, at any time and in any respect, to amend or terminate this process, to terminate discussion with any or all potential investors, to accept or reject any proposals and to negotiate with, or cease negotiations with, any party regarding a transaction involving the Company and Evo.

This Presentation shall not constitute a "solicitation" as defined in Section 14 of the Securities Exchange Act of 1934, as amended. This Presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offering of securities (the "Securities") as contemplated in connection with this presentation will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and will be offered as a private placement to a limited number of institutional "accredited investors" as defined in Rule 501(a)(1), (2), (3) or (7) under the Act and "Institutional Accounts" as defined in FINRA Rule 4512(c). Accordingly, the Securities must continue to be held unless a subsequent disposition is exempt from the registration requirements of the Securities Act. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act. The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued.

Investors should be aware that they may be required to bear the financial risk of their investment for an indefinite period of time. Neither 20Cube nor Evo is making an offer of the Securities in any state or other jurisdiction where the offer is not permitted.

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE.

Use of Projections

The projections, estimates and targets in this Presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingences, many of which are beyond 20Cube's and Evo's control. 20Cube's and Evo's independent auditors did not audit, review, compile or perform any procedures with respect to such projections, estimates, or targets for the purpose of their inclusion in this Presentation, and accordingly, such auditors neither expressed an opinion nor provided any other form of assurance with respect thereto for the purpose of this Presentation. While all protections, estimates, and targets are necessarily speculative, 20Cube believes that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate, or target extends from the date of preparation. The assumptions and estimates underlying projected, expected, or targeted results are inherently uncertain and are subject to a wide variety of risks and uncertainties, including but not limited to those mentioned in the immediately preceding paragraph, that could cause actual results to differ materially from those contained in such projections, estimates, and targets. The inclusion of projections, estimates, and targets in this Presentation should not be regarded as an indication that 20Cube, Evo, or their respective representatives considered or consider such financial projections, estimates, and targets to be a reliable prediction of future events. See Forward-looking Statements" above.